UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 27, 2021

American Church Mortgage Company

(Exact Name of Registrant as Specified in Charter)

Minnesota	000-25919	41-1793975
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10400 Yellow Circle Drive, Ste. 102, Minnetonka, Minnesota		55343
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (952) 945-9455

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NA	NA

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

     On January 20, 2021, American Church Mortgage Company (the “Company”) entered into a Second Amended Loan Agreement (the “Second Amended Loan Agreement”) with Alerus Financial, N.A., as lender (the “Lender”) regarding the $4 million revolving loan made to the Company on April 9, 2018. The Second Amended Loan Agreement extends the term of the original loan agreement to January 19, 2022 and adjusts the amount of the loan to $3 million, interest rate and floor rate. The revolving loan is payable on January 19, 2022 and monthly payments of accrued interest are due commencing February 1, 2021. Interest on the revolving loan is based on the prevailing Wall Street Journal U.S. Prime Rate (the “Index”) for deposits in U.S. dollars having a maturity equal to one month (the “Index”) and the interest rate will not change more often than each month. Interest on the unpaid principal balance of this Note will be calculated using a rate of 1.00 percentage points over the Index, rounded to the nearest 0.001 percent, adjusted if necessary for any minimum and maximum rate limitations. The initial rate is 4.75%. The interest rate on the loan will not be less than 4.75% per annum or more than the applicable rate allowed by applicable law. The revolving loan is secured by a first priority security interest in substantially all of the Company’s assets other than collateral pledged to secure the Company’s secured investor certificates, both those currently issued and any potentially issued in the future.

     The discussion herein regarding the Amended Loan Agreement is qualified in its entirety by reference to the Second Amendment to the Loan Agreement and the Promissory Note attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     To the extent applicable, the information included under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
10.1	Second Amendment to Loan by and between American Church Mortgage Company and Alerus Financial, N.A., dated January 20, 2021
10.2	Promissory Note between American Church Mortgage Company and Alerus Financial, N.A., dated January 20, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Church Mortgage Company

Date: January 27, 2021

By /s/ Philip J. Myers

Chief Executive Officer and

President